THE AVATAR ADVANTAGE
                                 BALANCED FUND
--------------------------------------------------------------------------------















                                  Annual Report















--------------------------------------------------------------------------------
                               For the Year Ended
                                December 31, 2000

TABLE OF CONTENTS


THE AVATAR ADVANTAGE BALANCED FUND

         Management's Discussion and Analysis Letter...........   3
         Performance Graph.....................................   6
         Schedule of Investments...............................   7
         Statement of Assets and Liabilities...................  10
         Statement of Operations...............................  11
         Statements of Changes in Net Assets...................  12
         Financial Highlights..................................  13
         Notes to Financial Statements.........................  14
         Report of Independent Accountants.....................  18
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                       THE AVATAR ADVANTAGE BALANCED FUND

February 2001

Dear Shareholder,

     The close of the first year of the 21st Century saw already difficult market conditions worsen but the AVATAR ADVANTAGE BALANCED FUND could point to a performance that soundly beat the major stock indices. For the year, Avatar's asset allocation philosophy- participating in market gains during rising markets while protecting capital during declining markets- helped the Fund limit its losses to (1.04%) (not including the sales charge). The fully invested S&P 500 Index was down (9.11%) for the same period while the NASDAQ was down a whopping (38.96%). Lehman Brothers Government Bond Index was up 13.24% for the year. For the second half of the year, Avatar maintained a fluctuating equity position. Our exposure ranged between 45% and 65% invested in equities, 35% to 45% in bonds and the remainder in cash.

2000-- THE LAST SIX MONTHS IN REVIEW

The close of 2000 saw a 180 degree turn from the close of 1999. In 1999, there were sharp increases in technology issues, the "new economy" was in vogue and spectacular gains by NASDAQ issues were the order of the day and the bond market lagged the equity markets by a wide margin. By contrast, the year 2000 close saw domestic equity markets finish in negative territory for the first time since 1990, both the "new" and "old" economies hurdled towards the outskirts of a recession, while NASDAQ issues had the heads of market professionals shaking-not because of breathtaking gains but because of spectacular losses. The magic associated with "dot-coms" disappeared, along with quite a number of "dot-com" companies themselves. The icing on this upside-down cake was the 35 days it took to decide the presidential election. The average U.S. stock fund lost 3.7% for the year, far better than the major equity averages. Stock performance varied widely with volatility and sector rotation continuing their stomach churning roller-coaster ride for the entire year. The Fund was not immune to this trend, but our asset allocation calls and our use of fixed income instruments and cash enhanced performance in this miserable market. Technology stocks and other cyclicals were beset by earnings warnings and slow growth though value-oriented and defensive industries performed well. We entered the last half of the year overweight in technology and gradually reduced exposure to an underweight position, thus helping the Fund to avoid the fate of the major averages. Healthcare, consumer staples, energy and financial issues added value to the Fund's portfolio and we increased those positions in the Fund.

Fixed income investors had a reason to smile as the bond market outperformed equities for the first time in a decade. Yields fell as prices increased. The decline in rates reflected both the expectation of an interest rate cut (of which

                                                                               3
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                       THE AVATAR ADVANTAGE BALANCED FUND

we've had two since the first of the year) and the rising government surplus (whose estimate also rose in the new year). Economic weakness has helped calm whatever inflation fears there were and the Fed has shifted its focus from fighting inflation to resisting recession. The Fund's focus on longer maturity Treasury issues where supply/demand fundamentals were favorable paid off during the period. The normalization of the yield curve also boosted performance in this area. Overall the fixed income side helped limit the losses found on the equity side, giving additional validation to our "balanced" approach.

2001--FIRST HALF MARKET OUTLOOK

Expectations for corporate earnings for the first half of 2001 have been lowered dramatically as the economy fights off its drift toward recession. As a result, we expect continued Fed easing, along with some sort of tax relief that may quickly place additional dollars in the hands of consumers, which in turn should prime the pump of consumer spending which carried the economy for the bulk of the past 10 years. If correct, stock prices may increase in this changed environment of lower expectations. Our Monetary Model has gradually improved and is ready to enter bullish territory. Other readings indicate an improving backdrop for equities as liquidity increases on the sidelines. The underlying inflationary trends we discerned in 2000 came to a halt. Other measures show an underlying strengthening of the markets that has been obscured by the performance of a handful of large-cap, high profile stocks that have dragged the market averages down. This strengthening has been accompanied by a broadening, which has been long-awaited by us and, we believe, suggests that value and mid-cap stocks will finally join whatever upside there may be in the markets. We in turn have tilted the portfolio towards value versus growth issues. Our one concern is whether stock prices can increase in an environment of lowered corporate earnings and a generally slowing economy. If so, it could usher in a period reflecting a long-term buying opportunity which has been the case in previous settings. But if the profit drop and economic slowdown is too severe, it could drag the markets down. Data over the next 3 months should give a clearer picture of market direction but we believe the tools and strategies at hand will guide us through this period of uncertainty, just like it has for the past few years.

For the bond markets, the surplus will lead to continued repurchases of long-dated treasury obligations, resulting in lower yields and higher prices over the long term. Lower inflation, a normal yield curve and an accommodating Fed will lead to attractive investment opportunities not only in the equity markets but in the bond markets as well. For now, we see an upside in both markets.

Our goal at Avatar  is to  successfully  evaluate  current  investment  risk and
successfully   alter  the  portfolio  mix  to  reflect  the  current  investment

4
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                       THE AVATAR ADVANTAGE BALANCED FUND

environment, whether favorable or not. We anticipate having to remain vigilant of the signals and signs that will tell us the economy's direction.

Sincerely,

/s/ Charles White

Charles White
Portfolio Manager
President - Avatar Investors Associates Corporation


Footnotes:

The Fund's average annual total return for the period from inception on January 13, 1998 through December 31, 2000 was 10.98%. The Fund's total return for the one-year ended December 31, 2000 was (1.04%). If the maximum sales charge was reflected, the Fund's returns for the same periods would have been 9.27% and (5.49%), respectively.

The S&P 500 Stock Index is a broad market-capitalization weighted index of 500 stocks designed to represent the broad domestic economy.

The NASDAQ Stock Market is the largest electronic, screen-based market in the world with over 5,100 companies listed.

The Lehman Government Bond Index is composed of the Treasury Bond Index and the Agency Bond Index.

Indices do not incur expenses and are not available for direct investment.

The Fund is distributed by First Fund Distributors Inc., Phoenix, AZ.

                                                                               5
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                       THE AVATAR ADVANTAGE BALANCED FUND

          Comparison of the change in value of a $10,000 investment in
           The Avatar Advantage Balanced Fund versus the Blended 60%
            S&P 500 Stock Index / 40% Lehman Gov't Corporate Index.

                                                 Blended 60% S&P 500
                               The Avatar          Composite Stock
                               Advantage       Price Index/40% Lehman
                             Balanced Fund      Gov't Corporate Index
                             -------------      ---------------------
            13-Jan-98           $10,000               $10,000
            31-Mar-98           $10,581               $10,871
            30-Jun-98           $10,792               $11,176
            30-Sep-98           $10,553               $10,642
            31-Dec-98           $11,757               $12,010
            31-Mar-99           $11,826               $10,249
            30-Jun-99           $12,091               $10,636
            30-Sep-99           $11,708               $10,257
            31-Dec-99           $13,147               $11,140
            31-Mar-00           $13,422               $11,413
            30-Jun-00           $13,676               $11,297
            30-Sep-00           $14,026               $11,361
            31-Dec-00           $13,010               $11,026

                         Average Annual Total Return(1)

                    One year........................  (5.49%)
                    Since inception (1/13/98)......... 9.27%

Past performance is no guarantee of future results. Share value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original investment. Indices do not incur expenses and are not available for investment.

(1) Average Annual Total Return represents the average change in account value over the periods indicated.

The Blended Index consists of the S&P 500 Stock Index (60%) and the Lehman Corporate Bond Index (40%). The S&P 500 Stock Index is a broad market capitalization-weighted index of 500 stocks designed to represent the broad domestic economy. The Lehman Corporate Bond Index includes all publicly issued, fixed-rate, non-convertible investment grade domestic corporate debt issues and also includes Yankee Bonds.

The Blended Index initial value is as of December 31, 1997.

The percentage weights which have been applied to the indices are intended to replicate the long-term asset allocation of the Fund.

6
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                       THE AVATAR ADVANTAGE BALANCED FUND

SCHEDULE OF INVESTMENTS at December 31, 2000
--------------------------------------------------------------------------------

SHARES                                                                  VALUE
------                                                                  -----
COMMON STOCKS: 61.86%

BEVERAGES - ALCOHOLIC: 1.07%
     400  Anheuser-Busch Companies, Inc.                             $    18,200
                                                                     -----------
BEVERAGES - BOTTLING: 0.56%
     500  Coca-Cola Enterprises, Inc.                                      9,500
                                                                     -----------
CHEMICALS: 1.46%
     300  Air Products and Chemicals, Inc.                                12,300
     200  Millipore Corp.                                                 12,600
                                                                     -----------
                                                                          24,900
                                                                     -----------
COMMERCIAL BANKS: 0.40%
     200  Silicon Valley Bancshares                                        6,913
                                                                     -----------
COMPUTERS - MICRO: 0.65%
     400  Sun Microsystems, Inc.                                          11,150
                                                                     -----------
COMPUTERS - NETWORKING PRODUCTS: 2.61%
     500  Cisco Systems, Inc.                                             19,125
     100  Juniper Networks, Inc.                                          12,606
     200  Network Appliance, Inc.                                         12,847
                                                                     -----------
                                                                          44,578
                                                                     -----------
COMPUTERS - PERIPHERALS: 1.56%
     400  EMC Corp.                                                       26,600
                                                                     -----------
COMPUTERS - SOFTWARE: 1.59%
     200  Brocade Communications Systems, Inc.                            18,363
     100  VERITAS Software Corp.                                           8,750
                                                                     -----------
                                                                          27,113
                                                                     -----------
CONSUMER STAPLES: 0.76%
     200  Colgate-Palmolive Co.                                           12,910
                                                                     -----------
DIVERSIFIED FINANCIAL SERVICES: 1.61%
     500  American Express Co.                                            27,469
                                                                     -----------
DIVERSIFIED FINANCIAL SERVICES: 2.49%
     366  Citigroup, Inc.                                                 18,689
     300  Morgan Stanley Dean Witter & Co.                                23,775
                                                                     -----------
                                                                          42,464
                                                                     -----------
DIVERSIFIED MANUFACTURING: 3.22%
     600  General Electric Co.                                            28,763
     300  Honeywell, Inc.                                                 14,194
     100  Minnesota Mining and Manufacturing Co.                          12,050
                                                                     -----------
                                                                          55,007
                                                                     -----------
DRUGS & PHARMACEUTICALS: 4.85%
     200  Johnson & Johnson                                               21,013
     850  Pfizer, Inc.                                                    39,100
     400  Schering-Plough Corp.                                           22,700
                                                                     -----------
                                                                          82,813
                                                                     -----------
ELECTRIC - INTEGRATED: 2.18%
     300  Dominion Resources, Inc.                                        20,100
     200  Duke Energy Corp.                                               17,050
                                                                     -----------
                                                                          37,150
                                                                     -----------
ELECTRIC POWER: 2.33%
     500  Cinergy Corp.                                                   17,563
     400  The AES Corp.                                                   22,150
                                                                     -----------
                                                                          39,713
                                                                     -----------
ELECTRONIC COMPONENTS - SEMICONDUCTORS: 2.16%
     500  Intel Corp.                                                     15,125
     300  JDS Uniphase Corp.                                              12,506
     200  Xilinx,  Inc.*                                                   9,225
                                                                     -----------
                                                                          36,856
                                                                     -----------
ELECTRONICS: 0.49%
     100  Broadcom Corp.                                                   8,450
                                                                     -----------
FINANCE - BANKS: 0.98%
     300  Wells Fargo & Co.                                               16,706
                                                                     -----------
FINANCE - INVESTMENTS BANKERS/BROKERS: 1.60%
     400  Merrill Lynch & Co., Inc.                                       27,275
                                                                     -----------
FINANCE - MORTGAGE LOANS: 1.02%
     200  Fannie Mae                                                      17,350
                                                                     -----------
FINANCIAL GUARANTEE INSURANCE: 0.79%
     200  The PMI Group, Inc.                                             13,538
                                                                     -----------
FOOD - RETAIL: 1.11%
     700  The Kroger Co.*                                                 18,944
                                                                     -----------
FOOD - WHOLESALE: 1.05%
     600  Sysco Corp.                                                     18,000
                                                                     -----------
HEALTHCARE: 1.62%
     200  Applera Corp. - Applied Biosystems Group                        18,813
     200  Tenet Healthcare Corp.                                           8,888
                                                                     -----------
                                                                          27,701
                                                                     -----------

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                       THE AVATAR ADVANTAGE BALANCED FUND

SCHEDULE OF INVESTMENTS at December 31, 2000
--------------------------------------------------------------------------------

SHARES                                                                  VALUE
------                                                                  -----
HEALTHCARE - DRUGS: 0.87%
     200  Bristol-Myers Squibb Co.                                        14,788
                                                                     -----------
INSURANCE - BROKERS: 0.69%
     100  Marsh & McLennan Companies, Inc.                                11,700
                                                                     -----------
INSURANCE - MULTILINE: 1.84%
     319  American International Group, Inc.                              31,441
                                                                     -----------
MEDIA: 0.61%
     200  Time Warner, Inc.                                               10,448
                                                                     -----------
MEDICAL - BIOMEDICAL GENETICS: 1.03%
     200  Baxter International, Inc.                                      17,663
                                                                     -----------
METALS: 0.65%
     200  Phelps Dodge Corp.                                              11,163
                                                                     -----------
OIL - EXPLORATION & PRODUCTION: 3.23%
     300  Apache Corp.                                                    21,019
     200  Devon Energy Corp.                                              12,194
     400  EOG Resources                                                   21,875
                                                                     -----------
                                                                          55,088
                                                                     -----------
OIL & GAS - DRILLING: 1.71%
     300  Nabors Industries, Inc.*                                        17,745
     300  Teekay Shipping Corp.                                           11,400
                                                                     -----------
                                                                          29,145
                                                                     -----------
PAPER & PAPER PRODUCTS: 0.68%
     200  Georgia-Pacific Corp.                                            6,225
     100  Temple-Inland, Inc.                                              5,363
                                                                     -----------
                                                                          11,588
                                                                     -----------
PETROLEUM PRODUCTS: 2.04%
     400  Exxon Mobil Corp.                                               34,775
                                                                     -----------
PIPELINES: 0.97%
     200  Enron Corp.                                                     16,625
                                                                     -----------
RETAIL: 3.02%
     300  Federated Department Stores, Inc.                               10,500
     200  Kohl's Corp.                                                    12,200
     400  Target Corp.                                                    12,900
     300  Wal-Mart Stores, Inc.                                           15,938
                                                                     -----------
                                                                          51,538
                                                                     -----------
RETAIL - BUILDING PRODUCTS: 0.40%
     150  The Home Depot, Inc.                                             6,853
                                                                     -----------
SUPER - REGIONAL BANKS: 0.96%
     200  Northern Trust Corp.                                            16,313
                                                                     -----------
TELECOMMUNICATIONS - EQUIPMENT: 4.30%
     100  CIENA Corp.                                                      8,138
     300  Corning, Inc.                                                   15,844
     300  Nokia Corp., ADR                                                13,050
     200  Nortel Networks Corp.                                            6,413
     200  QUALCOMM, Inc.*                                                 16,438
     300  Scientific-Atlanta, Inc.                                         9,769
     100  Sycamore Networks                                                3,725
                                                                     -----------
                                                                          73,377
                                                                     -----------
TELEPHONE: 0.70%
     300  BellSouth Corp.                                                 12,281
                                                                     -----------
TOTAL COMMON STOCKS (Cost $879,744)+                                 $ 1,056,086
                                                                     -----------

PRINCIPAL
 AMOUNT                                                                 VALUE
 ------                                                                 -----

U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS:  35.76%
$225,000  Federal Home Loan Mortgage Corp., 5.75%, 7/15/2003            225,968
  60,000  Federal National Mortgage Association, 6.09%, 8/13/2003        59,871
 230,000  U.S. Treasury Bond, 12.00%, 8/15/2013                         324,759
                                                                     ----------
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
  (Cost $615,553)                                                    $  610,598
                                                                     ----------

SHORT-TERM INVESTMENTS:  2.89%
  24,587  Firstar Stellar Treasury Fund (Cost $24,587)               $   24,587
  25,000  Freddie Mac Discount Note, 6.38%, 3/01/2001                    24,750
                                                                     ----------

TOTAL SHORT-TERM INVESTMENTS (Cost $49,327)                          $   49,337
                                                                     ----------

8
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                       THE AVATAR ADVANTAGE BALANCED FUND

SCHEDULE OF INVESTMENTS at December 31, 2000
--------------------------------------------------------------------------------

                                                                        VALUE
                                                                        -----
Total Investments in Securities (Cost $1,544,624): 100.51%            1,716,021
Liabilities in excess of Other Assets: (0.51%)                          (8,654)
                                                                     ----------
Net Assets: 100.00%                                                  $1,707,367
                                                                     ==========

*    Non-income producing security.

+ At December 31, 2000, the cost of securities for Federal tax purposes was approximately $1,544,624. Gross unrealized appreciation and depreciation is as follows:

     Gross unrealized appreciation                                   $  243,906
     Gross unrealized depreciation                                      (72,509)
                                                                     ----------
       Net unrealized appreciation                                   $  171,397
                                                                     ==========

                                                                               9
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                       THE AVATAR ADVANTAGE BALANCED FUND

STATEMENT OF ASSETS AND LIABILITIES at December 31, 2000
--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at value (cost $1,544,624 ) ........   $ 1,716,021
  Receivables:
    Dividends and interest ......................................        18,432
    Due from advisor ............................................         6,543
  Deferred organization costs ...................................         5,075
  Prepaid expenses ..............................................           184
                                                                    -----------
        Total assets ............................................     1,746,255
                                                                    -----------
LIABILITIES
  Payables:
    Administration fees .........................................         2,548
  Accrued expenses ..............................................        36,340
                                                                    -----------
        Total liabilities .......................................        38,888
                                                                    -----------
NET ASSETS ......................................................   $ 1,707,367
                                                                    ===========
  NET ASSET VALUE AND REDEMPTION* PRICE PER SHARE
    [$1,707,367 / 147,463 shares outstanding; unlimited number
    of shares (par value $.01) authorized] ......................   $     11.58
                                                                    ===========

    OFFERING PRICE PER SHARE ($11.58 / .9550) ...................   $     12.13
                                                                    ===========
COMPONENTS OF NET ASSETS
  Paid-in capital ...............................................   $ 1,547,500
  Accumulated net investment income .............................         2,084
  Distributions in excess of net realized gains .................       (13,614)
  Net unrealized appreciation on investments ....................       171,397
                                                                    -----------
        Net assets ..............................................   $ 1,707,367
                                                                    ===========

* Redemption of shares held less than 1 year are subject to a 1% redemption fee payable to the Fund.

See accompanying Notes to Financial Statements.

10
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                       THE AVATAR ADVANTAGE BALANCED FUND

STATEMENT OF OPERATIONS For the Year Ended December 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Income
    Interest .....................................................    $  47,902
    Dividends ....................................................        7,452
                                                                      ---------
        Total income .............................................       55,354
                                                                      ---------
  Expenses
    Administration fees (Note 3) .................................       30,000
    Fund accounting fees .........................................       16,045
    Professional fees ............................................       19,054
    Advisory fees (Note 3) .......................................       13,297
    Transfer agent fees ..........................................       13,037
    Reports to shareholders ......................................        7,020
    Custody fees .................................................        5,014
    Trustee fees .................................................        4,050
    Miscellaneous ................................................        2,589
    Deferred organization expense ................................        2,507
    Insurance expense ............................................        1,211
    Registration expense .........................................          768
                                                                      ---------
        Total expenses ...........................................      114,592
        Less: advisory fee waiver and
          absorption (Note 3) ....................................      (89,771)
                                                                      ---------
        Net expenses .............................................       24,821
                                                                      ---------
          NET INVESTMENT INCOME ..................................       30,533
                                                                      ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    Net realized gain on investments .............................       61,845
    Net change in unrealized depreciation
      on investments .............................................     (110,152)
                                                                      ---------
        Net realized and unrealized loss on investments ..........      (48,307)
                                                                      ---------
          NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ...    $ (17,774)
                                                                      =========

See accompanying Notes to Financial Statements.

                                                                              11
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                       THE AVATAR ADVANTAGE BALANCED FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                      Year Ended     Year Ended
                                                     December 31,   December 31,
                                                        2000           1999
                                                     -----------    -----------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
  Net investment income ..........................   $    30,533    $    27,133
  Net realized gain on investments ...............        61,845         81,571
  Net unrealized (depreciation) / appreciation
    on investments ...............................      (110,152)        73,561
                                                     -----------    -----------
        NET (DECREASE) / INCREASE IN NET ASSETS
          RESULTING FROM OPERATIONS ..............       (17,774)       182,265
                                                     -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income ..........................       (28,449)       (27,583)
  Net realized gain on security transactions .....       (69,857)       (86,640)
  In excess of net realized gains ................            --         (5,602)
                                                     -----------    -----------
        TOTAL DISTRIBUTIONS TO SHAREHOLDERS ......       (98,306)      (119,825)
                                                     -----------    -----------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
  Total increase in net assets derived from net
    change in outstanding shares (a) .............        98,306        119,793
                                                     -----------    -----------
  TOTAL (DECREASE) / INCREASE IN NET ASSETS ......       (17,774)       182,233

NET ASSETS
  BEGINNING OF YEAR ..............................     1,725,141      1,542,908
                                                     -----------    -----------
  END OF YEAR ....................................   $ 1,707,367    $ 1,725,141
                                                     ===========    ===========

(a) A summary of share transactions is as follows:

                                     Year Ended                Year Ended
                                 December 31, 2000          December 31, 1999
                                -------------------       ----------------------
                                Shares       Value        Shares        Value
                                ------       -----        ------        -----
Shares sold ...............         --      $    --         167       $   2,000
Shares issued in
  reinvestment of
  distributions ...........      8,417       98,306       9,911         119,825
Shares redeemed ...........         --           --        (167)         (2,032)
                                 -----      -------       -----       ---------
Net increase ..............      8,417      $98,306       9,911       $ 119,793
                                 =====      =======       =====       =========

See accompanying Notes to Financial Statements.

12
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                       THE AVATAR ADVANTAGE BALANCED FUND

FINANCIAL HIGHLIGHTS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                                                      Jan. 13, 1998*
                                                         Year Ended December 31,        through
                                                        -------------------------------------------
                                                           2000           1999        Dec. 31, 1998
                                                        ---------       ---------     -------------
Net asset value, beginning of period .............      $   12.41       $   11.95       $   10.00
                                                        ---------       ---------       ---------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ..........................           0.22            0.21            0.19
  Net realized and unrealized gain/(loss)
    on investments ...............................          (0.34)           1.17            2.11
                                                        ---------       ---------       ---------
Total from investment operations .................          (0.12)           1.38            2.30
                                                        ---------       ---------       ---------
LESS DISTRIBUTIONS:
  From net investment income .....................          (0.20)          (0.21)          (0.19)
  From net realized gain .........................          (0.51)          (0.67)          (0.16)
  In excess of net realized gain .................           0.00           (0.04)           0.00
                                                                                        ---------
Total distributions ..............................          (0.71)          (0.92)          (0.35)
                                                        ---------       ---------       ---------

Net asset value, end of period ...................      $   11.58       $   12.41       $   11.95
                                                        =========       =========       =========

Total return .....................................          (1.04%)         11.82%          23.11%+

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands) ..........      $   1,707       $   1,725       $   1,543

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
  Before expense reimbursement ...................           6.47%           7.28%           8.59%**
  After expense reimbursement ....................           1.40%           1.40%           1.40%**

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS
  After expense reimbursement ....................           1.72%           1.73%           1.89%**

Portfolio turnover rate ..........................          48.53%         101.53%          95.00%+

*    Commencement of operations.

**   Annualized.

+    Not annualized.

See accompanying Notes to Financial Statements.

                       THE AVATAR ADVANTAGE BALANCED FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

     The Avatar Advantage Balanced Fund (the "Fund") is each a series of shares of beneficial interest of Advisors Series Trust (the "Trust"), which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Avatar Advantage Balanced Fund's primary investment objective is to seek long-term capital appreciation and to preserve profits during market downturns by investing in a mix of stocks, bonds and money market instruments. The Fund began operations on January 13, 1998.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

     A. SECURITY VALUATION: The Fund's investments are carried at fair value. Securities that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded on the NASDAQ National Market System for which market quotations are readily available are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter ("OTC") securities which are not traded in the NASDAQ National Market System are valued at the most recent traded price. Securities for which market quotations are not readily available, if any, are valued following procedures approved by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

     B. FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     C. SECURITY TRANSACTIONS, DIVIDENDS AND DISTRIBUTIONS: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Discounts and premiums on debt securities purchased are amortized over the lives of the respective securities. Dividend income and distributions to shareholder are recorded on the ex-dividend date. The amount of dividends and distributions to

                       THE AVATAR ADVANTAGE BALANCED FUND

--------------------------------------------------------------------------------

          shareholder from net investment income and net realized gains is determined in accordance with Federal income tax regulations which differ from generally accepted accounting principles. To the extent these book/tax differences are permanent such amounts are reclassified within the capital accounts based on their Federal tax treatment.

     D. DEFERRED ORGANIZATION COSTS: The Avatar Advantage Balanced Fund has incurred expenses in the amount of $12,500 in connection with the organization of the Fund. These costs have been deferred and are being amortized on a straight-line basis over a period of sixty months from the date of the Fund's commenced investment operation.

     E. USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     For the year ended December 31, 2000, Avatar Investors Associates Corp. (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by each Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.75% for The Avatar Advantage Balanced Fund based upon the average daily net assets of the Fund. For the year ended December 31, 2000, the Fund incurred $13,297 in Advisory Fees.

     The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund's aggregate annual operating expenses to 1.40% of average net assets (the "expense cap") for The Avatar Advantage Balanced Fund. Any such reductions made by the Advisor in its fees or payment of expenses which are a Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on the Fund's expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, but is permitted to look back five years and four years, respectively, during the initial six years and seventh year of the Fund's operations. Any such reimbursement is also contingent upon Board of

                       THE AVATAR ADVANTAGE BALANCED FUND

--------------------------------------------------------------------------------

Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to a Fund's payment of current ordinary operating expenses. For the year ended December 31, 2000, the Advisor reduced its fees and absorbed Fund expenses in the amount of $89,771; no amounts were reimbursed to the Advisor. At December 31, 2000, cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $273,545. Cumulative expenses subject to recapture expire as follows:

                       The Avatar Advantage Balanced Fund

                         Year                      Amount
                         ----                      ------
                         2003                     $183,744
                         2004                       89,771
                                                  --------
                                                  $273,545
                                                  ========

     Investment Company Administration, L.L.C. (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews each Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

Fund asset level                               Fee rate
----------------                               --------
Less than $15 million                          $30,000
$15 million to less than $50 million           0.20% of average daily net assets
$50 million to less than $100 million          0.15% of average daily net assets
$100 million to less than $150 million         0.10% of average daily net assets
More than $150 million                         0.05% of average daily net assets

     First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

     Certain officers of the Fund are also officers and/or directors of the Administrator and the Distributor.

                       THE AVATAR ADVANTAGE BALANCED FUND

--------------------------------------------------------------------------------

NOTE 4 - SECURITIES TRANSACTIONS

     For the year ended December 31, 2000, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, was $860,407 and $789,241, respectively.

     The Fund has incurred post-October losses of $14,524 which have been deferred and will be reflected in the year ending December 31, 2001.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS
THE AVATAR ADVANTAGE BALANCED FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Avatar Advantage Balanced Fund, a series of Advisors Series Trust (the "Fund") at December 31, 2000, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.
The financial highlights for the period from January 13, 1998 (date of inception) through December 31, 1998 were audited by other independent accountants whose report dated January 29, 1999 expressed an unqualified opinion on those financial statements.


PricewaterhouseCoopers LLP


New York, New York
February 15, 2001

                                     ADVISOR
                        Avatar Investors Associates Corp.
                                900 Third Avenue
                            New York, New York 10022
                            www.avatar-associates.com


                                   DISTRIBUTOR
                          First Fund Distributors, Inc.
                      4455 East Camelback Road, Suite 261-E
                             Phoenix, Arizona 85018


                                    CUSTODIAN
                     Firstar Institutional Custody Services
                           425 Walnut Street M/L 6118
                             Cincinnati, Ohio 45202


                                 TRANSFER AGENT
                             ICA Fund Services, Inc.
                      4455 East Camelback Road, Suite 261-E
                             Phoenix, Arizona 85018
                                  (800)576-8229


                                  LEGAL COUNSEL
                      Paul, Hastings, Janofsky & Walker LLP
                        345 California Street, 29th Floor
                         San Francisco, California 94104


                         INDEPENDENT PUBLIC ACCOUNTANTS
                           PricewaterhouseCoopers LLP
                           1177 Avenue of the Americas
                            New York, New York 10036


This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.